CLS GLOBAL DIVERSIFIED EQUITY FUND Class C Shares: CLCCX Class N Shares: CLSAX
Summary Prospectus September 1, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated September 1, 2015, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.advisoronefunds.com/prospectuses. You can also obtain these documents at no cost by completing a document request form on our web-site, www.advisoronefunds.com or by calling 1-866-811-0225 or by sending an email request to orderadvisorone@geminifund.com.

Investment Objective:

The investment objective is long-term growth of capital without regard to current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Class C		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or net asset value of shares redeemed)		1.00%		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.75%		0.75%
Distribution and/or Service (12b-1) Fees		1.00%		None
Other Expenses Shareholder Servicing Expenses Remaining Other Expenses	None 0.42%	0.42%	0.25% 0.17%	0.42%
Acquired Fund Fees and Expenses (Underlying Funds)(1)		0.27%		0.27%

Total Annual Fund Operating Expenses		2.44%		1.44%
Fee Waiver and Expense Reimbursements(2)		(0.02)%		(0.02)%

Total Annual Fund Operating Expenses After Fee Waiver		2.42%		1.42%
(1)	This number represents the combined total fees and operating expenses of the Underlying Funds (i.e., exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds) owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.
(2)	The fees shown above take into account CLS Investments, LLC (“CLS”) advisory fee waiver agreement to limit total operating expenses at least through December 31, 2016, so that Class N Share and Class C Share direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 1.15% and 2.15% of average daily net assets; respectively. Any waiver may be recouped by CLS from the Fund within three years of when the amounts were waived to the extent that expenses do not exceed the expense limitation in place at the time of waiver. Only the Fund's Board of Trustees may elect to terminate the advisory fee waiver agreement.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class C	Class N
1	$345	$145
3	$759	$454
5	$1,299	$785
10	$2,775	$1,722

You would pay the following expenses if you did not redeem your shares:

Year	Class C	Class N
1	$245	$145
3	$759	$ 454
5	$1,299	$785
10	$2,775	$1,722

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

The Fund invests primarily in exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds. This group of investments is referred to as "Underlying Funds." The Fund’s investment adviser, CLS Investments, LLC (“CLS”), seeks to achieve the Fund’s investment objective by using the following investment strategies:

•	Investing in Underlying Funds that primarily invest in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers. The Underlying Funds used by the Fund in its allocations consist primarily of ETFs. The Underlying Funds are selected based on the security selection methodology used by the Underlying Fund's adviser, as well as CLS's assessment of asset class trends, asset class fundamentals, diversification impact, fundamental research and the cost and liquidity of the Underlying Fund. These investments may include smaller and medium capitalization companies.
•	Investing under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities. This is achieved by investing directly in equities or indirectly by investing in Underlying Funds.
•	Investing, under normal market conditions, in at least three different countries, and approximately 40% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) outside the U.S.

Because the Fund invests across multiple asset classes and is invested to maintain a relatively consistent level of risk, the Fund’s risk budget benchmark is included to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s risk budget benchmark is comprised 60% of the Russell 3000 Index and 40% of the Morgan Stanley Capital International All-Country World Index (excluding the United States) (“MSCI ACWI (ex-US)”). The weightings against this benchmark are consistent with the risk level of the Fund and these indexes are utilized to reflect the Fund’s broad exposure to the global equity market. The Russell 3000 Index is an index that measures 98% of the investable U.S. equity market. The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets.

For purposes of the Fund’s 80% and 40% policies discussed above, the Fund will “look through” investments in Underlying Funds and will include such investments in their respective percentage totals where the identity of the underlying portfolio securities can be reasonably determined.

CLS seeks to control risk within a given range by estimating the risk of the Fund's investments and keeping it near that of the risk budgeted benchmark. CLS’s assessment of a portfolio's risk evaluates multiple risk factors over various time frames, including the portfolio's volatility and performance during down periods.

CLS actively manages the Fund's investments by increasing or decreasing the Fund’s investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis. Because of the varying levels of risk amongst equity asset classes, the percent allocated to individual equities will vary depending on which asset classes are selected for the portfolio. When selecting Underlying Funds for investment, CLS considers the Underlying Fund’s investment goals and strategies, the investment adviser and portfolio manager, and past performance. When CLS selects individual equity securities, it considers both growth prospects and anticipated dividend income. CLS may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if CLS believes that another Underlying Fund or security within the category offers a better opportunity to achieve the Fund’s objective.

Principal Risks of the Fund:

Many factors affect the Fund’s performance. The Fund's share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund and the Underlying Funds invest. The Fund is not federally insured or guaranteed by any government agency. YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

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Foreign Securities Risk: Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Additionally, the risks of investing in foreign securities are greater for investments in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment, as well as greater social, economic, regulatory, and political uncertainties than more developed countries.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. CLS may allocate the Fund's investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk: Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

Smaller and Medium Issuer Risk: Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Underlying Funds Risk: You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund. These risks could include sector risk (increased risk from a focus on one or more sector of the market), as well as risks associated with fixed income securities, real estate investments, and commodities.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance, as well as against a customized risk budget benchmark. The risk budget benchmark shows how the Fund’s performance compares to a custom composite with similar risk levels as the Fund. The risk budget benchmark consists of 60% of the Russell 3000® Index and 40% of the MSCI ACWI (ex-US). Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.advisoronefunds.com or by calling 1-866-811-0225.

Class N Shares Total Return for Years Ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 20.66% (quarter ended, June 30, 2009) and the lowest return for a quarter was -25.50% (quarter ended December 31, 2008). The year to date return of the Fund’s Class N shares for the period ended June 30, 2015 was 1.61%.

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AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2014)

	1 Year	5 Year	10 Year
CLS Global Diversified Equity Fund Class N(1)
return before taxes	3.72%	9.64%	5.97%
return after taxes on distributions(2)	2.65%	9.33%	5.36%
return after taxes on distributions and sale of Fund shares(2)	2.30%	7.57%	4.78%
CLS Global Diversified Equity Fund Class C
return before taxes	2.91%	8.59%	4.94%
Russell 3000® Index(3) (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%
Risk Budget Benchmark (reflects no deduction for fees, expenses, or taxes)	5.75%	11.11%	6.91%
(1)	Class N Shares have lower expenses than Class C Shares of the CLS Global Diversified Equity Fund, and unlike Class C Shares, are not subject to any contingent deferred sales charge.
(2)	After-tax returns are shown for Class N Shares only and will differ from Class C Shares because Class C Shares have a higher expense ratio. After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.
(3)	The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

Investment Adviser:

CLS Investments, LLC

Portfolio Managers:

CLS utilizes a team approach for management of the Fund and from the team, the Fund is assigned co-portfolio managers who are primarily responsible for the day-to-day management of the Fund’s portfolio. Rusty Vanneman, CFA, Chief Investment Officer of CLS, and Paula Wieck, Manager of Investment Research of CLS, share responsibility for the day-to-day management of the Fund as Co-Portfolio Managers. Mr. Vanneman has served as Co-Portfolio Manager of the Fund since February 2013. Ms. Wieck has been Co-Portfolio Manager of the Fund since January 2013.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How Shares Are Priced” of the Fund's Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, or by calling 1-866-811-0225. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Fund is $2,500. The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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